UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900

McLean, VA 22102

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of Primus Telecommunications Group, Incorporated, a Delaware corporation, or Primus, was held on February 25, 2011 for the purpose of voting on (i) a proposal to approve the issuance of shares of Primus common stock pursuant to the Agreement and Plan of Merger, dated as of November 10, 2010, as amended by Amendment No. 1 thereto dated December 14, 2010, by and among Primus, PTG Investments, Inc., a Delaware corporation and a wholly owned subsidiary of Primus, and Arbinet Corporation, a Delaware corporation and (ii) a proposal to approve the Primus Telecommunications Group, Incorporated Management Compensation Plan, as Amended. Both of these proposals were set forth in the joint proxy statement/prospectus filed by Primus with the Securities and Exchange Commission on January 19, 2011.

Primus stockholders approved both proposals described in the preceding paragraph. Holders of 6,649,372 shares of Primus common stock, representing approximately 67.73% of the shares of Primus common stock issued and outstanding as of the close of business on January 12, 2011, the record date for the special meeting, were present in person or by proxy at the special meeting. The following is a summary of the voting results for each proposal presented to Primus stockholders:

Issuance of Primus Common Stock Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,646,052	3,320	0	0

Primus Telecommunications Group, Incorporated Management Compensation Plan Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,577,610	70,689	1,073	0

In connection with the special meeting, Primus also solicited proxies with respect to a proposal to approve an adjournment of the special meeting, if necessary or appropriate, to permit the solicitation of additional proxies if there were insufficient votes at the time of the special meeting to approve either of the foregoing proposals. The adjournment proposal, which was unnecessary as a result of the approval of both of the foregoing proposals, was not submitted to the Primus stockholders at the special meeting. However, the following presents a summary of the proxies received with respect to the adjournment proposal:

Adjournment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,613,375	35,997	0	0

Item 8.01	Other Events.

On February 25, 2011, Primus issued a press release announcing the results of the Primus special meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information and Where to Find It

In connection with the proposed acquisition, Arbinet and Primus filed a joint proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) on January 19, 2011. Arbinet and Primus also may file other documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS CONTAIN IMPORTANT INFORMATION. Copies of the definitive joint proxy statement/prospectus were sent to stockholders of record of both Arbinet and Primus seeking their approval of certain matters incident to the proposed acquisition. Investors and stockholders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Arbinet and Primus with the SEC, without charge, at the SEC’s web site at www.sec.gov. Copies of the joint proxy statement/prospectus and Primus’s SEC filings that were incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to: (i) Primus 703-748-8050, or (ii) Arbinet 703-456-4100.

Participants in the Solicitation

Arbinet, Primus, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies from their respective stockholders in connection with the proposed acquisition. INFORMATION ABOUT THESE PERSONS CAN BE FOUND IN EACH COMPANY’S 2009 ANNUAL REPORT ON FORM 10-K, ANNUAL PROXY STATEMENT AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC. THESE DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES LISTED ABOVE. ADDITIONAL INFORMATION ABOUT THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED ACQUISITION HAS BEEN INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as defined by the SEC. All statements, other than statements of historical fact, included herein that address activities, events or developments that Arbinet or Primus expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the proposed acquisition, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, neither Arbinet nor Primus intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 25, 2011 announcing results of special meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: February 25, 2011	By:	/s/ Thomas D. Hickey
	Name:	Thomas D. Hickey
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 25, 2011 announcing results of special meeting.

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